Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Ready Mix, Inc. (the “Company”) for the three months ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bradley E. Larson, Chief Executive Officer of the Company, and Clint Tryon, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, each hereby certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradley E. Larson Bradley E. Larson	/s/ Clint Tryon Clint Tryon
Chief Executive Officer	Chief Financial Officer
May 15, 2006	May 15, 2006

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